UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2023

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 16, 2023, Adamis Pharmaceuticals Corporation (the “Company”) held an investor conference call regarding the Company’s fourth quarter and 2022 financial and operating results and other matters relating to the Company, including the previously announced proposed merger transaction pursuant to the Agreement and Plan of Merger and Reorganization dated February 24, 2023, by and among the Company, DMK Pharmaceuticals Corporation, and Aardvark Merger Sub, Inc., a wholly-owned subsidiary of the Company. A copy of the transcript generated after the occurrence of the conference call is attached hereto as Exhibit 99.1, and a transcript of a video discussion on the Company’s website under the “Investors and Media” heading concerning the proposed transaction is attached hereto as Exhibit 99.2. Also on March 16, 2023, the Company issued a press release announcing certain financial results for the year ended December 31, 2022. A copy of the Company's press release announcing this information and certain other information is attached hereto as Exhibit 99.3. The information set forth in the exhibits shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements based upon Adamis’ current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Adamis has based these forward-looking statements largely on its expectations about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Adamis’ control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Adamis’ ability to obtain the stockholder approval required to consummate the previously announced proposed merger transaction with DMK Pharmaceuticals Corporation (“DMK”) and the timing of the closing of the proposed merger, including the risks that one or more conditions to closing will not be satisfied within the expected timeframe or at all or that the closing of the proposed merger will not occur; (ii) the outcome of any current legal proceedings or future legal proceedings that may be instituted relating to the proposed merger or otherwise; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement between the Company and DMK; and (iv) those risks detailed in Adamis’ most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Adamis from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Adamis cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Adamis undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information about the Merger and Where to Find It

Adamis intends to file a proxy statement in connection with the proposed merger transaction with DMK. Investors and stockholders are urged to read this filing when it becomes available because it will contain important information about the transaction. This Current Report on Form 8-K does not constitute an offer of any securities for sale or the solicitation of any proxy. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, ADAMIS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain free copies of the proxy statement and other relevant documents (when they become available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at: www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Adamis by contacting David C. Benedicto, Adamis’ chief financial officer, at (858) 997-2400.

Participants in the Solicitation

Adamis and DMK, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the companies’ stockholders in connection with the proposed transaction. Information regarding the interests of participants in the solicitation by the Company will be included in the proxy statement to be filed by Adamis. Investors and security holders are urged to read the Company’s proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Additional information regarding directors and executive officers of Adamis is also included in the Company’s annual report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission, which is available as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in contravention of applicable law.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Transcript of conference call held March 16, 2023.
99.2	Transcript of video presentation.
99.3	Press release issued March 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: March 16, 2023	By:	/s/ David C. Benedicto
	Name:	David C. Benedicto
	Title:	Chief Financial Officer